SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
             of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:
  | | Preliminary Proxy Statement
  | | Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
  |X| Definitive Proxy Statement
  | | Definitive Additional Materials
  | | Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

                             First Financial Bancorp
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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| |  Fee paid previously with preliminary materials.

| |  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                             FIRST FINANCIAL BANCORP

                               701 South Ham Lane

                             Lodi, California 95242

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 APRIL 23, 2002

TO EACH SHAREHOLDER OF
FIRST FINANCIAL BANCORP:

     You are invited to attend the Annual Meeting of Shareholders of First Financial Bancorp, a California corporation (the "Company"), which will be held at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, on Tuesday, April 23, 2002, at 5:30 p.m., Pacific Daylight Time, for the following purposes:

1. To elect a Board of nine directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The names of the nominees to be presented for election are set forth in the accompanying Proxy Statement.

2. To transact such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

     Section 2.05 of the Bylaws of the Company, as amended, provides as follows:

          "Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the Secretary not less than 20 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 25 days' notice of the meeting is given to the shareholders, such nomination shall be mailed or delivered to the Secretary not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Shareholder nominations shall contain the following information:  (a) the  name,  age,  business  address  and,  if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the Corporation must disclose regarding director nominees in the Corporation's proxy solicitation. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

     Only shareholders of record at the close of business on March 1, 2002, are entitled to notice of, and to vote at, the meeting. In order to ensure your representation, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                 By Order of the Board of Directors,

                                 Leon Zimmerman
                                 President and Chief Executive Officer

Lodi, California
March 25, 2002

                             FIRST FINANCIAL BANCORP

                               701 South Ham Lane

                             Lodi, California 95242

                                 PROXY STATEMENT

                                 MARCH 25, 2002

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Financial Bancorp, a California corporation (the "Company"), for the annual meeting of shareholders of the Company, to be held on Tuesday, April 23, 2002, at 5:30 p.m., Pacific Time, at the Company's executive offices, 701 South Ham Lane, Lodi, California 95242, and any adjournment or postponement thereof (the "Annual Meeting"). The purposes of the meeting are set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached. The Company anticipates mailing this Proxy Statement and form of proxy to its shareholders on or about March 25, 2002.

     The cost of this solicitation will be paid by the Company. The solicitation of proxies will be made primarily by use of the mails. In addition, directors, officers and regular employees of the Company may make solicitations by telephone, facsimile or personal interviews, and may request banks, brokers, fiduciaries and other persons holding stock in their names, or in the names of their nominees, to forward proxies and proxy materials to their principals and obtain authorization for the execution and return of such proxies to management. The Company will reimburse such banks, brokers and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     A proxy for use at the Annual Meeting is enclosed. Any proxy given may be revoked by a shareholder at any time before it is exercised by filing with the Secretary of the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to or at the time of the Annual Meeting will be voted in accordance with the instructions on the proxy. If no specification is made, proxies will be voted in the election of directors "FOR" the nominees of the Board of Directors, and, at the proxyholders' discretion, on such other matters, if any, which may properly come before the meeting (including any proposal to postpone or adjourn the meeting).

                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were issued and outstanding 1,624,419 shares of the Company's common stock, no par value (the "Common Stock"), on March 1, 2002, which has been set as the record date (the "Record Date") for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

     The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because under applicable rules the broker cannot vote on the matter in the absence of instructions from the beneficial owner. The effect of abstentions and broker non-votes on the calculation of the required vote on specific proposals to be brought before the Annual Meeting is discussed under each proposal, where applicable.

     On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of stock outstanding in the holder's name on the books of the Company as of the Record Date. For the election of directors, each shareholder has cumulative voting rights. Cumulative voting rights entitle each shareholder to cast that number of votes which equals the number of shares held by such shareholder, multiplied by the number of directors to be elected. Each shareholder may cast all his or her votes for a single candidate or may distribute his or her votes among any or all of the candidates as he or she chooses. In order for a shareholder to cumulate votes, the nominee's name must be placed in nomination prior to the voting and the shareholder desiring to cumulate votes must give notice at the Annual Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes. The proxy holders are given discretionary authority under the terms of the proxy to cumulate votes with respect to shares for which they hold a proxy.

                             PRINCIPAL SHAREHOLDERS

     As of March 1, 2002, no individual known to the Company owned beneficially or of record more than five percent (5%) of the outstanding shares of its Common Stock, except as described below:

Title or                   Name and Address of                    Number of Shares          Percentage
Class                      Principal Owner                       Beneficially Owned            Owned
-----                      ---------------                       ------------------            -----
Common                     Weldon D. Schumacher                      131,906 (1)               8.12%
Stock                      1303 Rivergate Drive
                           Lodi, CA 95240

Common                     Raymond H. Coldani                         97,604 (2)               6.01%
Stock                      13199 N. Ray Road
                           Lodi, CA 95242

Common                     Leon J. Zimmerman                         120,641 (3)               7.16%
Stock                      701 S. Ham Lane
                           Lodi, CA 95242

Common                     Bank of Lodi, Employee                    167,003 (4)              10.28%
Stock                      Stock Ownership Plan (ESOP)
                           701 South Ham Lane
                           Lodi, CA 95242

-----------------------------------

(1) Includes 12,181 shares held solely by Dr. Schumacher, 3,412 shares owned by Dr. Schumacher's wife, and 116,313 shares held in trust by Dr. Schumacher and his wife.

(2) Includes 18,599 shares owned by Mr. Coldani's wife, 19,912 shares owned solely by Mr. Coldani, and 59,093 shares held as joint tenants with spouse.

(3) Includes 8,739 shares owned by Mr. Zimmerman's wife, 13,345 shares held solely by Mr. Zimmerman, 26,521 shares held in trust by Mr. Zimmerman and his wife, 12,475 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 59,561 shares subject to options that are exercisable as of March 1, 2002, or become exercisable within 60 days thereafter.

(4) Shares of Common Stock beneficially owned by the ESOP are allocated on an annual basis among ESOP participants. The Board of Directors of the Company has authority to appoint Trustees of the ESOP. The Trustees possess authority to manage all of the assets of the ESOP. As of the Record Date, Messrs. Ben Goehring, Angelo Anagnos and Steve Coldani served as Trustees and Administrative Committee members of the ESOP.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

     The Bylaws provide that the Company's Board of Directors shall consist of not less than eight nor more than fifteen directors, the exact number to be determined by the Board from time to time. The authorized number of directors to be elected at the Annual Meeting is nine. The term of office for each director extends until the next annual meeting and until his or her successor, as set by the Board, is elected and qualified.

     Shares represented by properly executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named below, subject to the proxyholders' discretionary power to cumulate votes. Votes withheld and broker non-votes as to one or more or all nominees have no legal effect, although such votes will be counted as shares that are present for purposes of determining the presence of a quorum. The nine nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Instructions on the proxy to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer affirmative votes. If any of the Board of Directors' nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.

     The following table sets forth certain information with respect to those persons nominated by the Board of Directors of the Company for election as directors, as well as all directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. There is no family relationship between any of the directors or executive officers. The Company has only one class of shares, Common Stock, outstanding.

                                                                                 Common Stock Beneficially
                                                                                 Owned as of March 1, 2002
                                                                                 -------------------------
                                                                                 Number of
Name                                   Age       Position with Company            Shares          Percent
----                                   ---       ---------------------            ------          -------
Incumbent Nominees:

Benjamin R. Goehring (a,b,c,d)         70        Chairman of the Board            42,612(1)          2.61%
                                                 of Directors

Weldon D. Schumacher (a,b)             66        Vice Chairman of the            131,906(2)          8.12%
                                                 Board of Directors

Angelo J. Anagnos (b,c,d)              67        Director                         32,928(3)          2.02%

Steven M. Coldani (c,d)                48        Director                         59,251(4)          3.64%

Robert H. Miller III (b)               57        Director                          2,686(5)          0.17%

David M. Philipp (b)                   39        Director                         45,630(6)          2.80%

Kevin Van Steenberge (c,d)             44        Director                          5,448(7)          0.33%

Leon J. Zimmerman (a,c,d)              59        Director, President and         119,248(8)          7.08%
                                                 Chief Executive Officer

Robert H. Daneke (d)                   48        Director, Executive              22,219(9)          1.36%
                                                 Vice President and
                                                 Chief Credit Officer

All directors and executive officers                                            505,9438(10)        28.75%
as a group (11 persons)

-------------------------------

     (a)  Member of the Executive Committee
     (b) Member of the Audit Committee and the Compensation and Stock Option Committee
     (c)  Member of the Loan and Investment Committee
     (d)  Member of the Marketing Committee

-------------------------------

(1) Includes 12,783 shares owned by Mr. Goehring's wife, 21,540 shares owned solely by Mr. Goehring, 1,044 shares owned by Mr. Goehring in joint tenancy with his children, and 7,245 shares subject to options that are exercisable as of March 1, 2002 or become exercisable within 60 days thereafter.

(2) Includes 3,412 shares owned by Dr. Schumacher's wife, 116,313 shares held in trust by Dr. Schumacher and his wife, and 12,181 shares owned solely by Dr. Schumacher.

(3) Includes 25,387 shares held in family trust by Mr. Anagnos and his wife, 296 shares held as custodian for minor grandchildren, and 7,245 shares subject to options that are exercisable as of March 1, 2002 or become exercisable within 60 days thereafter.

(4) Includes 35,677 shares owned solely by Mr. Coldani, 7,244 shares held as community property or joint tenants by Mr. Coldani and his wife, 4,569 shares held as custodian for minor children, 6,562 shares held jointly with his son, and 5,199 shares subject to options that are exercisable as of March 1, 2002 or become exercisable within 60 days thereafter.

(5) Includes 686 shares owned in joint tenancy with spouse, and 2,000 shares subject to options that are exercisable as of March 1, 2002, or become exercisable within 60 days thereafter.

(6) Includes 1,300 shares owned by Mr. Philipp's wife, 110 shares held as custodian for minor children, 36,008 shares are owned solely by Mr. Philipp, 3,013 shares are owned in the Bank of Lodi Employee Stock Ownership Plan, and 3,013 shares subject to options that are exercisable as of March 1, 2002 or become exercisable within 60 days thereafter.

(7) Includes 298 shares owned jointly with Lori Van Steenberge, 3,150 held in trust by Mr. Van Steenberge and his wife, and 2,000 shares subject to options that are exercisable as of March 1, 2002, or become exercisable within 60 days thereafter.

(8) Includes 8,739 shares owned by Mr. Zimmerman's wife, 26,521 shares held in trust by Mr. Zimmerman and his wife, 13,345 shares held solely by Mr. Zimmerman, 11,082 shares owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan, and 59,561 shares subject to options that are exercisable as of March 1, 2002, or become exercisable within 60 days thereafter.

(9) Includes 656 shares held in joint tenancy with spouse; 6,827 owned solely by Mr. Daneke, 1,595 shares are owned in the Bank of Lodi Employee Stock Ownership Plan and First Financial Bancorp 401k Profit Sharing Plan; and 13,141 shares subject to options that are exercisable as of March 1, 2002, or become exercisable within 60 days thereafter.

(10) Officers included in this total are the President and Chief Executive Officer; the Executive Vice President and Chief Credit Officer; Senior Vice President and Chief Financial Officer; and the Senior Vice President and Operations Administrator--in each case of the Company and the Bank. Shares include 135,259 shares subject to options that are exercisable as of March 1, 2002 or become exercisable within 60 days thereafter.

     The following is a brief description of the business experience of each nominee.

     BENJAMIN R. GOEHRING was appointed Chairman of the Board of Directors of the Bank in February 1996 and Chairman of the Board of Directors of the Company in April 1996. He is President of T&G Technologies, Inc., Chairman of the Board of BioWaste Tech., Inc., and was formerly the President and principal shareholder of Goehring Meat, Inc., a meat processing concern headquartered in Lodi, California, prior to its sale to Victor Fine Foods in 1988. He holds a Bachelor of Science degree from the University of California. He is a member of many civic, fraternal and professional organizations, and also serves on the board of directors for the National Meat Association, the Mokelumne River School, and several environmental companies.

     WELDON D. SCHUMACHER, M.D. was appointed Vice Chairman of the Board of the Bank and the Company in April 1996. Dr. Schumacher has been engaged in the private practice of medicine in Lodi, California, since 1968. He holds a Bachelor of Arts degree from Loma Linda University, Loma Linda, California, and a Doctor of Medicine degree from Loma Linda University School of Medicine. Dr. Schumacher is active in a number of civic and professional organizations, including the San Joaquin County Medical Society, California Medical Association, American Medical Association, American Academy of Family Physicians and the Lodi District Chamber of Commerce.

     ANGELO J. ANAGNOS is an active investor and an owner/manager of various real estate holdings. He owned Sunwest Liquors and Delicatessen in Lodi, California from 1983 to 1998. He was also the previous owner of Payless Market and Liquors in Lodi, California from 1957 to 1983. Mr. Anagnos is a member of a number of fraternal and professional organizations including Lodi Elks Club, Lodi Eagles, Order of Ahepa, and the Lodi Hellenic Society.

     STEVEN M. COLDANI is a real estate broker and farmer. He is President of Coldani Realty Inc. in Lodi, California and co-owner of Graeagle Associates, Realtors in Graeagle, California. He holds a Bachelor of Science degree from the University of the Pacific School of Business. He is a director of Lodi Memorial Hospital Foundation, Inc., a member of the Lodi and Plumas County Boards of Realtors, San Joaquin County Farm Bureau, and the California Asparagus Commission. Mr. Coldani is also a past president of the Lodi Board of Realtors and a past director of the California Association of Realtors.

     ROBERT H. MILLER, III retired in 1997 from IBM Corporation after 31 years where he served in management positions. Since that time, he has done consulting and was employed by International Business Systems at their U.S. Headquarters location in Folsom. Mr. Miller graduated from Golden Gate University with a Bachelor of Business Administration degree. He served in the United States Air Force Reserves from 1966 through 1972. Mr. Miller is on the Board of Directors for the Folsom Economic Development Corporation (FEDCorp) and is a member of the Folsom Chamber of Commerce, Folsom Historical Society, California State Railroad Museum, Folsom-El-Dorado-Sacramento Historical Railroad Society, plus a member of the Rotary Club of Folsom since 1985. Mr. Miller resides in Folsom with his wife Candy.

     DAVID M. PHILIPP is the Chief Financial Officer of Mother Lode Holding Company. Mother Lode Holding Company owns a strategic array of title and escrow, real estate information and lender services companies throughout the United States. Mr. Philipp is a CPA and served as the Chief Financial Officer for First Financial Bancorp and the Bank from April 1992 to April 1999. Prior to joining the Company and the Bank, he was the Budget Director and Financial Analyst for a national retailer from 1990 to 1992 and he was with KPMG, LLP from 1986 to 1990. Mr. Philipp lives with his wife and two sons in El Dorado Hills, California.

     KEVIN VAN STEENBERGE has worked for Lodi Iron Works since 1979 and has served as President since December 1999. Mr. Van Steenberge holds a Bachelor of Associates degree in Economics from the University of Southern California. He is a member of the American Foundrymen's Society, Steel Founders Association and California Cast Metals Association. He currently serves as a member of the Board of Directors of Metal Casting Stormwater Monitoring Group and the Micke Grove Zoological Society. Mr. Van Steenberge resides in Lodi with his wife Lori and two daughters.

     LEON J. ZIMMERMAN joined the Company in April 1990. He was promoted from Executive Vice President and Chief Credit Officer of Bank of Lodi to President and CEO in August of 1994. Mr. Zimmerman became President and CEO of the Company effective August 1995. He lives in Lodi with his wife and has resided and worked in the San Joaquin/Sacramento Valley since 1960, serving in various banking capacities since 1962. Mr. Zimmerman serves on many community boards and committees, including the Lodi Police Chaplaincy Association, San Joaquin County Education Foundation, Chamber of Commerce -Agribusiness Committee and LEED - Sacramento Steering Committee. He is a member of Lodi Rotary Club, Sutter Club - Sacramento, World Trade Club - San Francisco, Independent Order of Odd Fellows, Lodi Grape Festival and Harvest Fair and several other community groups.

     ROBERT H. DANEKE joined the Company in December 1999 bringing on board 23 years of banking experience. Prior to joining the Company, Mr. Daneke was employed at Clovis Community Bank for eight years and was promoted to Senior Vice President/Senior Credit Officer in 1997. In addition, his career has included: seven years with the Correspondent Bank Division of Community Bank in Redwood City and seven years with Bank of America Corporate Banking Group. Mr. Daneke holds a B.B.A. Degree in Finance from the University of Iowa. He is also a graduate of Pacific Coast Banking School at the University of Washington, the California Intermediate Banking School at the University of San Diego and the Lodi Chamber of Commerce Leadership Lodi Program. He currently is a member of the Lodi Chapter of Independent Order of Odd Fellows and serves on Lodi Unified School District's Budget Advisory Committee. Mr. Daneke resides in Lodi with his wife and two children.

     Committees of the Board of Directors

     In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed several standing committees, including an Executive Committee, Audit Committee, Loan and Investment Committee, Marketing Committee and a Compensation and Stock Option Committee. The Board of Directors of the Bank has similar committees. Membership of these committees is the same for the Company and the Bank. The members of such committees are set forth above in the table under "ELECTION OF DIRECTORS OF THE COMPANY."

     The Board of Directors has not established a nominating committee or similar committee. The Board of Directors has approved the nominees listed above as candidates for election as directors. Nominees for election to the Board of Directors may also be nominated by shareholders, pursuant to the procedures set forth in the Company's Bylaws and set forth in the Notice of Annual Meeting of Shareholders to which this Proxy Statement is attached.

     The Executive Committee meets from time to time as necessary and, while the Board is not in session, possesses all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company, which may, by law, be delegated to it by the Board of Directors.

     The Audit Committee is empowered to (i) meet with the independent auditors of the Company and review the scope of the annual audit, any open questions as to the choice of acceptable accounting principles to be applied and all other matters relating to the auditors' relationship with the Company, (ii) advise and assist the Board in evaluating the auditors' performance, including the scope and adequacy of the auditors' examination, (iii) nominate, with the approval of the Board, the firm of independent auditors to be submitted to the shareholders of the Company for ratification at the annual meeting thereof, if such submission is deemed desirable by the Board, (iv) review the Company's annual financial statements and discuss such statements with the auditors prior to their release, (v) receive and consider the auditors' comments and suggestions as to the internal audit and control procedures, adequacy of staff and other matters, (vi) perform such other functions and undertake such investigations relating to the financial accounting aspects of the Company as the Board may direct, and (vii) retain and consult with counsel or other experts as the Committee may consider necessary or appropriate in the discharge of its duties. The functions of the Committee are limited to the foregoing and do not include normal management functions concerning accounting or auditing practices. The Audit Committee met 5 times during 2001.

     The Loan and Investment Committee is authorized and empowered to (i) establish investment and loan policies, (ii) establish individual investment and loan limits, (iii) supervise and administer the investment and loan function,
(iv) undertake such other functions as the Board may from time to time direct. The Loan and Investment Committee met 33 times during 2001.

     The Marketing Committee is empowered to oversee and guide the efforts of the Company with respect to (i) cultivating and promoting the Company's position within the community, (ii) the marketing of products and services, and (iii) the discharge of responsibilities with respect to the Community Reinvestment Act. The Marketing Committee met 5 times during 2001.

     The Compensation and Stock Option Committee is authorized and empowered to investigate and recommend to the Board (i) the compensation to be paid to executive officers of the Company and the Bank, (ii) the amount of any bonus under the terms of any contract of employment between the Company or the Bank and any executive officer, (iii) employee benefit plans deemed appropriate for the employees of the Company and the Bank, (iv) supervise the administration of any such employee benefit plans adopted by the Company and the Bank and (v) undertake such other investigations and perform such other functions as the Board may from time to time direct. The Compensation and Stock Option Committee met 1 time during 2001.

     The Board of Directors of the Bank held 10 regular meetings and 1 special meeting during 2001. The Board of Directors of the Company held 10 regular meetings and 2 special meetings during 2001. All directors attended 75% or more of the aggregate number of Board meetings and committee meetings on which each director served.

     Compensation of Directors

     Executive officers of the Company and the Bank receive no fees for service on the Board of Directors of the Company and the Bank or on any committees of the Boards. During 2001, fees totaling $171,300 were paid to the Directors for attending meetings of the Company and Bank's Board of Directors. The Chairman of the Board received an annual retainer of $32,400, four Directors who served as chairman of a committee received an annual retainer of $25,200, and the remaining directors receive an annual retainer of $24,000.

     The Directors have also received options to purchase shares of the Company's Common Stock pursuant to the automatic grant features of the 1991 Director Stock Option Plan. For more information, see the discussion of the 1991 Director Stock Option Plan under "Change in Control Arrangements--1991 Stock Option Plans" herein.

     Effective April 3, 1998, the Company and the Bank established a director emeritus program (the "Director Emeritus Program") for retired members of the Board of Directors. Any Director who has served continuously for at least ten years as a Director of the Company or the Bank prior to retirement is eligible to be granted the status of "Director Emeritus" under the Director Emeritus Program. A Director Emeritus is required to (a) represent the goodwill of the Company and the Bank in the community, (b) promote the continued profitability of the Company and the Bank, (c) maintain communication and meet periodically with the President and the Chairman, (d) provide consultation in his field of expertise, and (e) comply with the Company's policies applicable to the activities of a Director Emeritus. A Director Emeritus does not have the status of a Director of the Company or the Bank and is not entitled to attend or vote at any meetings of the Board of Directors or committees of the Board of Directors. The term of any Director Emeritus is three years. No fees or other compensation will be paid to a Director Emeritus, although any such person with a Director Supplemental Compensation Agreement will be eligible for annual payments totaling $10,000 during each of the first three years of service as a Director Emeritus (for more information regarding such payments, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below).

     During 1998, each member of the Board of Directors became entitled to certain fringe benefits, payable upon death, disability or retirement and upon early termination of service as a Director due to a change in control or certain other events other than voluntary resignation, pursuant to the terms of individual Director Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements signed with the Bank. Said Agreements were made effective as of April 3, 1998, the premium date of single-premium life insurance policies purchased by the Bank on the lives of certain executive officers and directors. For more information, see the discussion of Director Supplemental Compensation Agreements under "Supplemental Compensation Agreements" below.

     The Company maintains a salary continuation plan (see "Salary Supplemental Compensation Agreements" on page 10) for its executive officers, certain senior officers and its directors. As of December 31, 2001, the Company's non-employee directors were credited with $210,000 in accrued benefits under the directors' salary continuation plan. The Company allocated $136,000 to the Salary Continuation Plan in 2001 on behalf of its non-employee directors. Included in that amount during 2001 is a one time adjustment totaling $119,000 relating to certain Emeritus directors. The adjustment resulted from revisions to actuarial assumptions used in calculating the accrued benefits.

     Long Term Care Benefit

     During 2001 the Bank purchased long term care insurance on behalf of all directors and executive officers meeting specific medical qualifications and underwriting criteria ("Participants"). The insurance provides benefits for long term care services in the event of a disabling or long term medical or physical condition. The services include in-home care, as well as nursing home or community-based care. The insurance premiums are paid annually over a ten year period. As discussed in the Supplemental Compensation Agreements section below, the Bank has purchased single premium life insurance in connection with the implementation of the Long Term Care Benefit plan. If a Participant ceases to be an employee or director of the Bank for any reason other than the Participant's retirement or a change in control of the Bank prior to the time that all premiums due under the insurance policy have been paid, the Company's obligation to pay the premiums shall immediately terminate and the Participant shall have the opportunity to assume the obligation to pay the remaining premiums and to keep the Policy in force. During 2001 the Bank recognized expense related to the long term care insurance totaling $40,870.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth, for each of the last three fiscal years, the compensation of Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank. No other executive officer of the Company or the Bank received for the three fiscal years ended December 31, 2001 annual salary and bonus exceeding $100,000.

                                                            Long-Term Compensation
                                                       --------------------------------
            Annual Compensation                               Awards            Payouts
-------------------------------------------------      ---------------------    -------
                                                       Restricted
                                   Other Annual           Stock                  LTIP           All Other
Year    Salary (1)       Bonus   Compensation (2)       Award(s)     Options    Payouts     Compensation (3)
----    ----------       -----   ----------------       --------     -------    -------     ----------------
Leon J. Zimmerman:
2001    $  155,000            --              --             --       26,000        --          $    12,975
2000       155,000      $ 38,000              --             --       24,000        --                6,406
1999       147,000         4,000              --             --           --        --                9,953

Robert H. Daneke

2001       102,600            --              --             --        8,400        --               11,894
2000       102,600         2,000              --             --        8,000        --                4,361
1999         7,384            --              --             --        8,375        --                   --

Allen R. Christenson

2001        94,000            --              --             --        5,000        --               10,638
2000        94,000         7,000              --             --        5,000        --                3,447
1999        39,166            --              --             --        5,250        --                   --


-------------------------------

(1) Amounts shown for each year include compensation earned and received as well as amounts earned but deferred at the officer's election.

(2) Mr. Zimmerman, Mr. Daneke, and Mr. Christenson did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his total annual salary and bonus during 2001, 2000 or 1999.

(3) All other compensation includes the cost of insurance premiums for the Long Term Care Benefit (see description herein above), contributions to the Bank of Lodi Employee Stock Ownership Plan (see description herein below) and matching contributions to the Company's 401(k) Profit Sharing Plan. All other compensation does not include the value of certain benefits payable pursuant to Executive Supplemental Compensation Agreements and Life Insurance Endorsement Method Split Dollar Plan Agreements (for more information, see the discussion of Executive Supplemental Compensation Agreements under "Supplemental Compensation Agreements" herein below).

Stock Options - Option Grants in the Last Fiscal Year

     The following table sets forth information concerning the grant of stock options to Leon J. Zimmerman, President and Chief Executive Officer; Robert H. Daneke, Executive Vice President and Chief Credit Officer; and Allen R. Christenson, Senior Vice President and Chief Financial officer of the Company and the Bank during the calendar year ended December 31, 2001.

                          Number of    % of Total                                  Potential Realizable Value at
                         Securities      Options       Exercise                       Assumed Annual Rates of
                         Underlying    Granted to       or Base                      Stock Price Appreciation
                           Options    Employees In       Price      Expiration          for Option Term (3)
                         Granted (1)   Fiscal Year     $ /sh (2)       Date           5%($)             10%($)
                         -----------  ------------     ---------    ----------     ----------         --------
Leon J. Zimmerman          26,000         46.3%           $9.50      5/22/2011       $155,337         $393,654
Robert H. Daneke            8,400         15.0%            9.50      5/22/2011         50,186          127,181
Allen R. Christenson        5,000          8.9%            9.50      5/22/2011         29,872           75,703

-------------------------------

(1) The material terms of all option grants to named officers during 2001 are as follows: (i) all options are incentive stock options; (ii) all options have an exercise price equal to the fair market value on the date of grant;
     (iii) all options have a ten-year term and become  exercisable  as follows:
     20% at date of issuance and 20% per year for the subsequent four years; and
     (iv) all options terminate on the earlier of ten years after the date of grant; twelve months from termination for death or disability; three months from termination of employment for reasons other than death, disability or cause; or thirty days following employee's receipt of notice of termination of employment for cause.

(2) Exercise Price is determined by the average closing bid and ask prices on the date of grant.

(3) The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $15.47 and $24.64, respectively on the dates(s) of exercise.

Aggregated Option Exercises in 2001 and Fiscal Year-end Option Values

     The following table sets forth information pertaining to options exercised during the last fiscal year and unexercised options as of the end of the last fiscal year for Leon J. Zimmerman, President and Chief Executive Officer; Robert
H. Daneke, Executive Vice President and Chief Credit Officer; and Allen R. Christenson, Senior Vice President and Chief Financial officer of the Company and the Bank:

                       Number of                                 Securities Underlying            Value of Unrealized
                        Shares                                   Number of Unexercised               in-the-money
                       Acquired               Value                Options at FY-End               Options at FY-End
                      on Exercise         Realized (1)      Exercisable    Unexercisable     Exercisable     Unexercisable
                      -----------         ------------      -----------    -------------     -----------     -------------
Leon J. Zimmerman:       8,000            $    32,453          50,810          35,920        $   344,180      $   242,576
Robert H. Daneke            --                     --           9,781          15,288             88,127          124,497
Allen R. Christenson        --                     --           6,409           9,356             64,248           90,109

-------------------------------

(1)  Market price at exercise less exercise price

     Employment Agreements

     Leon J. Zimmerman, President and Chief Executive Officer of the Company and the Bank, entered into an Employment Agreement with the Company, effective September 30, 1998, for a one year term ending April 30, 1999, subject to automatic extensions for additional one-year periods and also subject to certain early termination provisions. The Agreement provides for a base salary of $140,000 per annum, with increases effective on the 1st of January each year, commencing with January 1, 1999, at the sole discretion of the Board of Directors based upon a review of his performance during the previous year and competitive factors. Such salary includes Mr. Zimmerman's service on the Board of Directors of the Company and the Bank. The Agreement also provides that Mr. Zimmerman shall participate in any officer bonus plan and he is entitled to the same group insurance plans and other benefits made available to employees generally, plus the use of an automobile. The Company may immediately terminate the Agreement if the termination is for cause. The Company may also terminate the Agreement without cause by giving Mr. Zimmerman thirty (30) days written notice. In the event the Company terminates Mr. Zimmerman's employment without cause, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to twelve months' salary. Upon a change in control, or if Mr. Zimmerman is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, Mr. Zimmerman will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature  that  would be  required  to be  reported  in  response  to Item 6(e) of
Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

     The Company has employment agreements with three other executive officers, including Robert H. Daneke and Allen R. Christenson. Except for the salaries and service on the board of directors (Mr. Christenson does not serve on the Board of Directors), the terms of each agreement currently in force are substantially identical. The base salary for Mr. Daneke and Mr. Christenson are disclosed in the Summary Compensation Table above. The term of each agreement is one year and is extended automatically for one year each January 1 unless either party gives written notice to the contrary. In addition to their salaries, each employee is entitled to various fringe benefits and a discretionary bonus.

     Supplemental Compensation Agreements

     The Bank has entered into Salary Continuation Agreements with the executive officers and directors. The Officer Plan provides for the payment of certain benefits upon retirement (age 62 or older) or early retirement (prior to attaining age 62), upon death or disability prior to retirement, or in the event employment is terminated prior to retirement. If the employment of the executive officer is terminated prior to the officer attaining age 62, other than by reason of death, disability or retirement, then the entitlement of the executive officer to the benefits specified in his agreement will depend on whether the officer is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or
(ii) with cause, or by voluntary resignation of the officer prior to 100 percent vesting of his benefits, in which case all rights and benefits will be forfeited. The formula by which benefits are determined for the officers who participate in the Plan is based on a combination of the individual's position within the Bank, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under the previous plan.

     The Director Plan provides for the payment of certain benefits, commencing after the expiration of the initial three year period as Director Emeritus following retirement from the Board of Directors of the Bank, and continuing until the Director's death. During service as Director Emeritus, he will also be entitled to receive certain payments during the three-year period commencing on his retirement date from the Board of Directors. The Director Plan provides for the payment of certain benefits in the event the Director becomes disabled while serving on the Board of Directors of the Bank, which benefits will continue until the Director's death, and certain other benefits in the event the service of the Director is terminated, other than by reason of death, disability or retirement, prior to age 65, which benefits depend on whether his service is terminated (i) without cause, or on account of or after a change in control of the Bank, in which case the designated benefits will be payable, or (ii) with cause, or by voluntary resignation of the Director prior to 100 percent vesting of his benefits, in which case all rights and benefits will be forfeited. All current directors are fully vested in these benefits.

     The benefits are defined in each Director agreement. Upon a Director's retirement, and assuming that he serves as a Director Emeritus, the Bank will pay to the Director the sum of $10,000 per year for the first three years of such service. In any event, commencing on the third anniversary of the Director's retirement, the Bank will pay to the Director the sum of $10,000 per year, continuing until the Director's death.

     The Bank has purchased single premium life insurance on the lives of the executive officers and certain directors who participate in the Plan ($12,690,000, $10,032,000 and $8,674,000 at December 31, 2001, 2000 and 1999,
respectively). The policies provide protection against the adverse financial effects from the death of an executive officer or director and provide income to offset expenses associated with the Salary Continuation Agreements and the Long Term Care Benefit (discussed above). The Bank's total accrued pension obligation was $948,000, $456,000 and $169,000 as of December 31, 2001, 2000 and 1999,
respectively. The Bank also entered into a Life Insurance Endorsement Method Split Dollar Plan Agreement with the executive officers and directors in order to provide for the division of death proceeds of such policies as between the Bank and the designated beneficiary(ies).

     Transactions with Management

     During 2001, certain directors and officers of the Company and the Bank had loans outstanding with the Bank. Such loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     There are no existing or proposed material interests or transactions between the Company and any of its executive officers or directors.

Change in Control Arrangements

     Employment Contract. If an executive officer is terminated after a change in control or he voluntarily terminates his employment within two years after a change in control in response to a constructive termination, the officer will be entitled to receive as severance compensation an amount equal to two times his average annual compensation for the two years immediately preceding the change in control. For purposes of the Agreement, "change in control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act. A "constructive termination" is defined by the Agreement to include a material reduction in base salary, a material change in responsibilities, or a requirement to relocate.

     1991 Stock Option Plans. On February 19, 1991, the Board of Directors adopted (i) the First Financial Bancorp 1991 Employee Stock Option Plan (the "Employee Stock Option Plan"), under which officers and key full-time salaried employees of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock; and (ii) the First Financial Bancorp 1991 Director Stock Option Plan (the "Director Stock Option Plan"), under which members of the Board of Directors are granted options to purchase shares of the Company's Common Stock. At the 1991 Annual Meeting, the shareholders approved the adoption of the Employee Stock Option Plan and the Director Stock Option Plan (collectively referred to as the "1991 Stock Option Plans"). The 1991 Stock Option Plans are intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees, and by assisting them in acquiring shares of the Company's Common Stock, which will allow them to benefit directly from the Company's growth, development and financial success. The Director Stock Option Plan was amended at the 1995 annual meeting of shareholders in respect of the timing of option grants. Section 5(a) of the Director Stock Option Plan, as amended, provides that, on May 1, 1995, each person who is an eligible Board member and who has continuously served on the Board since June 18, 1991, shall be granted an option to purchase 3,150 shares of Common Stock. Accordingly, on May 1, 1995, each of the Directors of the Company (including three of the nominees described in this Proxy Statement) was granted a nonstatutory option for 3,150 shares of Common Stock.

     The Board of Directors of the Company adopted a new, 1997 Stock Option Plan and the shareholders approved such Plan at the annual meeting held on April 22, 1997. No additional option grants will be made under the 1991 Stock Option Plans after such date. Such discontinuance will not adversely affect any stock option previously granted and outstanding under the 1991 Stock Option Plans.

     1997 Stock Option Plan. On March 20, 1997, the Board of Directors adopted the First Financial Bancorp 1997 Stock Option Plan (the "1997 Stock Option Plan"), under which directors, officers and key full-time salaried employees of the Company and its subsidiaries and any consultant to the Company and its subsidiaries who is not a member of the Board of Directors may be granted options to purchase shares of the Company's Common Stock. At the 1997 Annual Meeting, the shareholders approved the adoption of the 1997 Stock Option Plan. The 1997 Stock Option Plan is intended to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to members of the Board of Directors, officers and key employees and consultants.

     Change in Control. In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation, the Board has the power to cause the termination of options which are then outstanding under the Company's 1991 Stock Option Plans if the surviving or resulting corporation does not agree to assume all outstanding options under such plans; provided, however that in such event the optionees shall have the right prior to such sale, liquidation, dissolution, merger or consolidation to notification thereof as soon as practicable and, thereafter until three days prior to the effectiveness of such sale, dissolution, liquidation, merger or consolidation, to exercise the option without regard to the vesting provisions. This right is conditioned upon the execution of a definitive agreement of merger or consolidation or final plan of sale, liquidation, or dissolution. Under the 1997 Stock Option Plan, in the event of a change in control of the Company, the outstanding options will be subject to the terms of the agreement of merger or reorganization. Such an agreement may provide for the assumption of outstanding options, for payment of a cash settlement or for acceleration of exercisability, in all cases without the consent of the optionees.

     Employee Stock Ownership Plan

     Effective January 1, 1992, the Company and the Bank established the Bank of Lodi Employee Stock Ownership Plan. The plan covers all employees, age 21 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The Bank's annual contributions to the plan are made in cash and are at the discretion of the Board of Directors based upon a review of the Company's consolidated profitability. Contributions to the plan are invested primarily in the common stock of the Company and are allocated to participants on the basis of salary in the year of allocation. Benefits become 20% vested after the third year of credited service, with an additional 20% vesting each year thereafter until 100% vested after seven years. The amount of contributions for the benefit of Mr. Zimmerman, Mr. Daneke and Mr. Christenson is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

     Profit Sharing Plan

     Effective January 1, 1997, the Company established the First Financial Bancorp 401(k) Profit Sharing Plan. The plan covers all employees, age 18 or older, beginning with the first plan year in which the employee completes at least 1,000 hours of service. The plan is intended to supplement income upon retirement; the actual retirement benefit for each employee will depend on the amount in the employee's plan account balance at the time of retirement. For each plan year, participating employees may elect to have a portion of their compensation contributed to the plan, and the Company or the Bank may, at its discretion, make matching or other contributions. Company and Bank contributions to the plan for the benefit of employees become 20% vested after the second year of service, with an additional 20% vesting each year thereafter until 100% vested after six years. The amount of contributions for the benefit of Mr. Zimmerman is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

     Section 16 (a) Beneficial Ownership Reporting Compliance

     The Company's Directors, executive officers and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to the Company.

     Based solely on a review of reports furnished to the Company and written representations that no other reports were required, the Company believes that during fiscal 2001, no person who was a Director, executive officer or greater than 10% beneficial owner of the Company's Common Stock failed to file on a timely basis any reports required by Section 16(a).

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the audited financial statements with management of the Company. As required by SAS 61, the Audit Committee has discussed required matters with KPMG LLP, the independent auditors. The Audit Committee has received the written disclosures and the letter from KPMG LLP which is required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the auditors' independence. Based on the review and discussions above, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the latest fiscal year for filing with the Securities and Exchange Commission. With the exception of Director Philipp, who served as Chief Financial Officer of the Company from April 1992 to April 1999, all of the Audit Committee members are independent as defined in Nasdaq Rule 4200(a)(14).

     The Board of Directors has adopted a charter for the Audit Committee which was filed as Appendix A to the Company's proxy statement for the 2001 Annual Meeting of Shareholders.

     Audit Committee members:           Weldon D. Schumacher, Chairman
                                        Benjamin R. Goehring
                                        Angelo J. Anagnos
                                        David M. Philipp

                         PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, KPMG LLP:

     Audit fees, excluding Audit related fees (2)                 $    66,277

     Financial information systems design and implementation               --

     All other fees (1):

          Audit related fees (2)                                  $    33,813
          Other non-audit services (3)                                 17,110
                                                                  -----------
              Total all other fees                                $    50,923
                                                                  ===========

-------------------------------

(1)  The Audit Committee has considered whether the provision of these non-audit
     services  is  compatible  with   maintaining  the  principal   accountant's
     independence.

(2) Audit related fees consisted principally of audits of financial statements of certain employee benefit plans, review of registration statements, issuance of consent and attendance at various meetings of the Board of Directors.

(3)  Other non-audit fees consisted of tax compliance.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the Company's certified public accountants for 2002. KPMG LLP audited the financial statements of the Company for the year ended December 31, 2001. KPMG LLP has no interest, financial or otherwise, in the Company. The services rendered by KPMG LLP during the 2001 fiscal year were audit services and included consultation in connection with various accounting, tax reporting, strategic planning, and compensation matters. The Audit Committee of the Board of Directors of the Company approved each professional service rendered by KPMG LLP during the 2001 fiscal year, and the possible effect of each such service on the independence of that firm was considered by the Audit Committee of the Board of Directors before such service was rendered.

     A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                  ANNUAL REPORT

     The annual report of the Company containing audited financial statements for the fiscal year ended December 31, 2001, has been combined with the required information of the Annual Report on Form 10-K. The Company's combined Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the SEC under the Securities Exchange Act of 1934, accompanies this Proxy Statement.

      SHAREHOLDERS' PROPOSALS FOR 2003 ANNUAL MEETING; DISCRETIONARY VOTING

     Any proposal of a shareholder intended to be presented at the Company's 2003 Annual Meeting must be received by the Company no later than November 25, 2002 for inclusion in the Proxy Statement and form of proxy for that meeting and must meet the requirements of the SEC's proxy rules. Any such proposal should be directed to the attention of the President, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242. The proxy holders may vote in their discretion all proxies solicited for the company's 2002 Annual Meeting on any matter raised at that meeting of which the Company did not have notice by at least February 8, 2003.

                                  OTHER MATTERS

     Management knows of no other matters to be voted upon at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their judgment.

     The Board is not aware of any matters to come before the Annual Meeting other than the proposal for the election of directors. If any other matters should be brought before the meeting or any adjournment thereof, upon which a vote properly may be taken, the proxy holders will vote in their discretion unless otherwise provided in the proxies. The Report of the Audit Committee, the Audit Committee Charter and the Statement of Independence of Audit Committee members referred to under "Report of the Audit Committee" are not to be considered as incorporated by reference into any other filings which the Group makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

     You are urged to sign, date and return the enclosed proxy in the envelope provided. No further postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                    By Order of the Board of Directors,

                                    Leon J. Zimmerman
                                    President and Chief Executive Officer

Lodi, California
March 25, 2002

                       SOLICITED BY THE BOARD OF DIRECTORS

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                ON APRIL 23, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of First Financial Bancorp and the accompanying Proxy Statement dated March 25, 2002, and revoking any Proxy heretofore given, hereby constitutes and appoints Benjamin R. Goehring and Weldon D. Schumacher, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of First Financial Bancorp, a California corporation, outstanding in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the First Financial Bancorp, to be held at 701 South Ham Lane, Lodi, California, on Tuesday, April 23, 2002 at 5:30 p.m., or at any adjournments or postponements thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented  for  action  at the  meeting  or any  adjournments  or  postponements thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.

Please mark votes as indicated in this example [X]

(1.)     To elect as directors the nine nominees set forth below

[  ]     FOR all nominees listed below (except as marked to the contrary below)
[  ]     WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST BELOW:

Angelo J. Anagnos, Steven M. Coldani, Robert H. Daneke, Benjamin R. Goehring, Robert H. Miller III, David M. Philipp, Weldon D. Schumacher, Kevin Van Steenberge, and Leon Zimmerman.

(2.) In their discretion, to transact such other business as may properly come before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERTY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

I/We do [ ] or do not [ ]expect to attend this meeting.

SHAREHOLDER(S)             No. of Common Shares
--------------             --------------------

--------------             --------------------

--------------             --------------------
DATE:_________, 2002

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY IS SOLICITED BY, AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Signature(s) _____________________________          Date ____________

NOTE: Please sign as name appears hereon. Joint ownership should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such